UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


          Date of Report (Date of earliest reported): November 9, 2004


                             THOMAS EQUIPMENT, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


             Delaware               333-44586                58-3565680
             --------               ---------                -----------
  (State or other jurisdiction     (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)


                 1818 North Farwell Avenue, Milwaukee, WI     53202
                 ----------------------------------------     ------
               (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (312) 224-8812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Explanatory Note:

This Form 8-K/A is being filed as an amendment to the Form 8-K that was filed by Thomas Equipment, Inc. (the "Company"), on November 15, 2004. The only portion of such Form 8-K being amended is included as Item 4.01 disclosure. The balance of the Form 8-K filed on November 15, 2004 remains as originally filed. Item
4.01 is amended in its entirety as follows:

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 9, 2004, as a result of the acquisition of Thomas, we dismissed Kingery & Crouse, P.A. as our principal independent accountant, with the approval of our Board of Directors. From the date of Kingery & Crouse, P.A. 's appointment through the date of their dismissal on November 9, 2004, there were no disagreements between our company and Kingery & Crouse, P.A. on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Kingery & Crouse, P.A. would have caused them to make reference to the matter in its reports on our financial statements. No report of Kingery & Crouse, P.A. during either of the last two fiscal years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainly, audit scope or accounting principles.

         We provided Kingery & Crouse, P.A. with a copy of this Current Report on Form 8-K on November 9, 2004, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Kingery & Crouse, P.A., dated December 10, 2004, is attached to this Form 8-K as an exhibit.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

      To be filed by amendment.

(b)  Pro forma financial information.

      To be filed by amendment.

(c)  Exhibits


EXHIBIT
NUMBER                              DESCRIPTION
-------  -----------------------------------------------------------------------

4.1 Security and Purchase Agreement, dated as of November 9, 2004, by and among Laurus Master Fund, Ltd., Thomas Equipment, Inc. and Thomas Ventures, Inc.

4.2 Security Agreement, dated as of November 9, 2004, between Laurus Master Fund, Ltd. and Thomas Equipment 2004, Inc.

4.3 General Security Agreement, dated as of November 9, 2004, by Thomas Equipment 2004, Inc., in favor of Laurus Master Fund, Ltd.

4.4 Guarantee, dated as of November 9, 2004, by Thomas Equipment 2004, Inc., in favor of Laurus Master Fund, Ltd.

4.5 Intellectual Property Security Agreement, dated as of November 9, 2004, by and among Laurus Master Fund, Ltd., Thomas Equipment, Inc. and Thomas Ventures, Inc.


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4.6      Secured Revolving Note issued to Laurus Master Fund, Ltd., dated
         November 9, 2004.

4.7 Secured Convertible Minimum Borrowing Note issued to Laurus Master Fund, Ltd., dated November 9, 2004.

4.8 Secured Convertible Term Note issued to Laurus Master Fund, Ltd., dated November 9, 2004.

4.9 Common Stock Purchase Warrant issued to Laurus Master Fund, Ltd., dated November 9, 2004.

4.10     Option issued to Laurus Master Fund, Ltd., dated November 9, 2004.

4.11 Registration Rights Agreement, dated as of November 9, 2004, by and between Laurus Master Fund, Ltd. and Thomas Equipment, Inc.

4.12 Stock Pledge Agreement, dated as of November 9, 2004, by and between Laurus Master Fund, Ltd. and Thomas Equipment, Inc.

4.13 Stock Pledge Agreement, dated as of November 9, 2004, by and between Laurus Master Fund, Ltd. and Thomas Equipment 2004, Inc.

4.14 Shareholders' Agreement, dated as of October 1, 2004, by and among Thomas Equipment, Inc., Thomas Equipment 2004, Inc. and McCain Food Limited

10.1 Plan and Agreement of Reorganization, by and among Thomas Equipment, Inc., Thomas Ventures, Inc. and its shareholders, and Thomas Equipment 2004, Inc. and its shareholders, dated as of October 11, 2004 (previously filed as exhibit to Form 8-K, filed on October 12, 2004 and incorporated herein by reference).

10.2 Agreement of Purchase and Sale of Assets, dated as of October 1, 2004, by and among Thomas Equipment 2004, Inc. and Thomas Equipment Ltd.

10.3 Lease between Thomas Equipment Ltd., Thomas Equipment, Inc. and Thomas Equipment 2004, for Presque Isle, Maine property, dated as of October 1, 2004

10.4 Lease between Thomas Equipment Ltd., Thomas Equipment, Inc. and Thomas Equipment 2004, for New Brunswick properties, dated as of October 1, 2004

10.5 Employment Agreement between Thomas Equipment, Inc., Thomas Equipment 2004, Inc. and Clifford Rhee, effective as of October 1, 2004.

16.1     Letter from Kingery & Crouse, P.A., dated December 10, 2004.

99.1     Press Release of Thomas Equipment, Inc., dated November 9, 2004.

All such exhibits were filed with Form 8-K filed on November 15, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THOMAS EQUIPMENT, INC.



Date:  December 8, 2004                       /s/ CLIFFORD RHEE
                                              -----------------
                                              Clifford Rhee,
                                              President


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